Exhibit 99.1

PINNACLE ENTERTAINMENT STOCKHOLDERS APPROVE PROPOSED ACQUISITION BY PENN NATIONAL GAMING

LAS VEGAS, March 29, 2018 - Pinnacle Entertainment, Inc. (NASDAQ: PNK) (“Pinnacle” or the “Company”) today announced the results of its special meeting of stockholders, which was held on March 29, 2018 to vote on matters related to the proposed acquisition of the Company by Penn National Gaming, Inc. (NASDAQ: PENN) (“Penn”). At the special meeting, Pinnacle stockholders approved the acquisition of the Company by Penn by voting affirmatively to adopt the merger agreement for the transaction. In addition, Penn today announced that its shareholders voted to approve its proposal to issue shares of Penn common stock to the stockholders of Pinnacle as part of the consideration in the transaction. The full results of the vote will be reported on a Form 8-K that the Company will file with the U.S. Securities and Exchange Commission.

As previously announced, the Company entered into an Agreement and Plan of Merger dated December 17, 2017, by and among Penn, Franchise Merger Sub, Inc., a wholly owned subsidiary of Penn, and Pinnacle (the “Merger Agreement”). Under the terms of the Merger Agreement, Penn will acquire all of the outstanding common shares of the Company for consideration of $20.00 in cash and 0.42 shares of Penn common stock for each Pinnacle share. The closing of the merger is subject to customary closing conditions and the receipt of the remaining required state and federal regulatory approvals.

Anthony Sanfilippo, Pinnacle Entertainment’s Chief Executive Officer stated, “We are proud to deliver substantial value to our shareholders with this landmark transaction, and we appreciate their overwhelming support and votes of approval at our special meeting. The approval of the transaction by the shareholders of both Pinnacle and Penn represents an important milestone that moves us one step closer to bringing together these two great companies. By joining together with Penn, the combined Company will be a preeminent regional gaming entertainment operator in North America, with significantly enhanced scale, geographic diversity and substantial free cash flow generation. The combined company will provide a broader array of gaming entertainment experiences for our guests, more career development possibilities for our team members, and the opportunity to participate in the potential future upside of a larger and stronger enterprise for our shareholders.

“We are working diligently with the Penn team to obtain the remaining required regulatory approvals and remain on track to complete the transaction in the second half of 2018,” concluded Mr. Sanfilippo.

About Pinnacle

Pinnacle Entertainment, Inc. owns and operates 16 gaming entertainment businesses, located in Colorado, Indiana, Iowa, Louisiana, Mississippi, Missouri, Nevada, Ohio and Pennsylvania. In addition, Pinnacle holds a majority interest in the racing license owner, as well as a management contract, for Retama Park Racetrack outside of San Antonio, Texas.

About Penn National Gaming

Penn National Gaming owns, operates or has ownership interests in gaming and racing facilities and video gaming terminal operations with a focus on slot machine entertainment. At December 31, 2017, the Company operated twenty-nine facilities in seventeen jurisdictions, including California, Florida, Illinois, Indiana, Kansas, Maine, Massachusetts, Mississippi, Missouri, Nevada, New Jersey, New Mexico, Ohio, Pennsylvania, Texas, West Virginia, and Ontario, Canada. At December 31, 2017, in aggregate, Penn National Gaming operated approximately 36,700 gaming machines, 820 table games and 4,800 hotel rooms.

Forward-Looking Statements

This communication may contain certain forward-looking statements, including certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, Penn’s and Pinnacle’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as “expect,” “anticipate,” “believe,” “intend,” “estimate,” “plan,” “target,” “goal,” or similar expressions, or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements including: risks related to the acquisition of Pinnacle by Penn and the integration of the businesses and assets to be acquired; the possibility that the proposed transaction does not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all; the risk that the financing required to fund the transaction is not obtained on the terms anticipated or at all; the possibility that the Boyd Gaming Corporation and/or Gaming and Leisure Properties, Inc. transactions do not close in a timely fashion or at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; potential litigation challenging the transaction; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or issues arising from, the integration of the two companies; the possibility that the anticipated divestitures are not completed in the anticipated timeframe or at all; the possibility that additional divestitures may be required; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; litigation relating to the transaction; risks associated with increased leverage from the transaction; and other factors discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Penn’s and Pinnacle’s respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the SEC. Other unknown or unpredictable factors may also cause actual results to differ materially from those projected by the forward-looking statements. Most of these factors are difficult to anticipate and are generally beyond the control of Penn and Pinnacle. Pinnacle does not undertake any obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required to do so by law.

Important Additional Information

In connection with the proposed transaction, on February 8, 2018, Penn filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a joint proxy statement of Penn and Pinnacle and also constitutes a prospectus of Penn (the “joint proxy statement/prospectus”). The registration statement was declared effective by the SEC on February 28, 2018 and Penn and Pinnacle commenced mailing the definitive joint proxy statement/prospectus to their respective shareholders and stockholders on February 28, 2018. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF PENN AND STOCKHOLDERS OF PINNACLE ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Penn and Pinnacle, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Penn can be obtained, without charge, by directing a request to Justin Sebastiano, Penn National Gaming, Inc., 825 Berkshire Boulevard, Suite 200, Wyomissing, Pennsylvania 19610, Tel. No. (610) 401-2029. Copies of the documents filed with the SEC by Pinnacle can be obtained, without charge, by directing a request to Vincent Zahn, Pinnacle Entertainment, Inc., 3980 Howard Hughes Parkway, Las Vegas, Nevada 89169, Tel. No. (702) 541-7777.

Contact:

Vincent J. Zahn, CFA

Vice President & Treasurer

investors@pnkmail.com

(702) 541-7777

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